Exhibit 99.1

Kestrel Group and Maiden Holdings Complete Combination to Form a New Publicly Listed Specialty Program Platform

Pembroke, Bermuda and Dallas, Texas, May 27, 2025 -- Kestrel Group LLC (“Kestrel”) and Maiden Holdings, Ltd. (“Maiden”) (NASDAQ: MHLD) today announced the successful closing of their previously announced combination, forming a new, publicly listed specialty program group operating under the name Kestrel Group Ltd (“Kestrel Group”). The combination agreement was previously announced on December 30, 2024. Maiden shares will cease trading on the Nasdaq at close of market on May 27, 2025. Kestrel Group shares will begin trading on the Nasdaq at open of market on May 28, 2025 under the ticker symbol “KG”.

The combination creates a values-driven insurance organization with a commitment to innovation, client service and long-term relationships. Kestrel Group will continue to write business through its exclusive use of A.M. Best A- FSC XV insurance carriers Sierra Specialty Insurance Company, Rochdale Insurance Company, Park National Insurance Company and Republic Fire and Casualty Insurance Company (collectively, the “Insurers”), all subsidiaries of AmTrust Financial Group (“AmTrust”), and retains an option to acquire the Insurers from AmTrust.

Commenting on the closing, Luke Ledbetter, Kestrel Group’s Chief Executive Officer said, “Today marks the beginning of an exciting new chapter for our company. The combination with Maiden positions our business to capitalize on favorable market opportunities and accelerates our growth plan to become a leading specialty program group nationwide.”

Kestrel Group’s President and Chief Financial Officer Patrick Haveron said, “The combination of these two companies creates a capital light, fee-based insurance platform with the ability to selectively deploy underwriting capacity to optimize shareholder returns. As Maiden completes the strategic pivot it began in 2024, I look forward to partnering with the Ledbetters to deliver value to all of Kestrel Group’s stakeholders.”

For a description of the transaction consideration issuable and payable in connection with the closing of the combination transaction, please see the Current Report on Form 8-K filed by Maiden with the U.S. Securities & Exchange Commission on May 27, 2025.

About Kestrel Group

Kestrel Group Ltd specializes in providing fronting services to insurance program managers, MGAs, reinsurers, and reinsurance brokers. Kestrel Group facilitates insurance transactions utilizing its exclusive management contracts with four insurance carriers, all of which are rated A- “Excellent” by A.M. Best. These contracts enable Kestrel Group to offer both admitted and surplus lines in all U.S. states. Kestrel Group generally does not assume significant underwriting risk and produces lines of business such as casualty, workers’ compensation, catastrophe-exposed property, and non-catastrophe-exposed property, with diverse risk durations, sizes, and product types.

Cautionary note regarding forward-looking statements

Certain statements in this press release, and any related oral statements, other than purely historical information, including statements relating to Maiden’s combination with Kestrel and their business plans, objectives and expected operating results and the assumptions upon which those statements are based are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include financial estimates and statements as to Kestrel Group, the insurance and reinsurance sectors, the estimated or anticipated future results and benefits of Kestrel and Maiden following the transaction, including estimated synergies, future opportunities for the combined company, the acquisition of the Insurers, and other statements that are not historical facts and generally are identified with the words "anticipate", "believe", "expect", "predict", “allow”, “position,” “optimize”, “transformative”, "estimate", "intend", "plan", "project", "seek", “provide”, “deliver”, “realize”, "potential", "possible", “accelerate”, capitalize”, "could", "might", "may", "should", "will", "would", "will be", "will continue", "will likely result", “enhance certainty” and similar expressions. In light of the risks and uncertainties inherent in all forward-looking statements, the inclusion of such statements in this press release should not be considered as a representation by Kestrel Group or any other person that Kestrel Group’s objectives or plans or other matters described in any forward-looking statement will be achieved. These statements are based on current plans, estimates, assumptions and expectations. Actual results may differ materially from those projected in such forward-looking statements and, therefore, you should not place undue reliance on them.

The forward-looking statements are subject to risks and uncertainties, including changes in the business environment in which Kestrel Group operates, including inflation and interest rates and general financial, economic, regulatory and political conditions affecting the industry in which Kestrel Group operates; changes in tariffs, taxes, laws and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of Kestrel Group’s management team; failure to realize the anticipated benefits of the transaction, including a delay or difficulty in integrating the businesses of Kestrel and Maiden; uncertainty as to the long-term value of Kestrel Group common shares; and the expected amount and timing of cost savings and operating synergies.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Maiden’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents of Kestrel Group and Maiden on file with, or furnished to, the Securities and Exchange Commission (“SEC”), and in the registration statement on Form S-4 that was filed with the SEC by Kestrel Group. Any forward-looking statements made in this press release, and any related oral statements, are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Kestrel Group will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Kestrel Group or its business or operations. Except as required by law, the parties undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Media Contact:

Dennard Lascar

Phone: 713-529-6600

Email: Kestrel@DennardLascar.com